UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 22, 2003

                                DANA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    VIRGINIA
                 (State or Other Jurisdiction of Incorporation)

         1-1063                                       34-4361040
(Commission File Number)                  (IRS Employer Identification Number)

                      4500 DORR STREET, TOLEDO, OHIO, 43615
          (Address of Principal Executive Offices, Including Zip Code)

                                 (419) 535-4500
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         99.1     Press Release of Dana Corporation.

ITEM 9.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         This Current Report on Form 8-K and the attached earnings release are being furnished by Dana Corporation (Dana) pursuant to (i) Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and (ii)
Item 12 of Form 8-K, in accordance with Securities and Exchange Commission Release No. 33-8216, insofar as they disclose historical information regarding Dana's results of operations and financial condition for the fiscal quarter and the six months ended June 30, 2003.

         On July 22, 2003, Dana issued a news release regarding its earnings for the second quarter of 2003 and for the first half of 2003. A copy of that release is being furnished as Exhibit 99.1 to this Current Report.

         The earnings release includes tables showing: (i) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Condensed Statement of Income (Unaudited) - Three Months Ended June 30, 2003 and 2002 and Six Months Ended June 30, 2003 and 2002; (ii) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Condensed Balance Sheet (Unaudited) - June 30, 2003 and December 31, 2002; and (iii) Dana Corporation (Including Dana Credit Corporation on an Equity Basis), Cash Flow Impact on Net Debt - Three Months Ended June 30, 2003 and 2002 and Six Months Ended June 30, 2003 and 2002. As Generally Accepted Accounting Principles (GAAP) require Dana Credit Corporation
(DCC) to be included on a consolidated basis, these tables including DCC on an equity basis contain non-GAAP financial measures. In accordance with Instruction 2 to Item 12 of Form 8-K, the earnings release also includes, for each of these tables: (i) a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and (ii) a quantitative reconciliation of the differences between the non-GAAP financial measures disclosed and the most directly comparable GAAP financial measures. Management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding Dana's financial condition and results of operations because management evaluates Dana's operating segments and regions as if DCC were accounted for on the equity method of accounting. This is done because DCC is not homogenous with Dana's manufacturing operations, its financing activities do not support the sales of the other operating segments and its financial and performance measures are inconsistent with those of the other operating segments.

         In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Current Report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Dana Corporation
                                   (Registrant)

Date:  July 22, 2003                  By:     /s/ Michael L. DeBacker
                                              ----------------------------------
                                      Name:   Michael L. DeBacker
                                      Title:  Vice President, General Counsel
                                              and Secretary




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                                  EXHIBIT INDEX

        99.1     Press Release of Dana Corporation.






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